UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 3, 2003


                        DIGITAL BROADBAND NETWORKS, INC.
               (Exact Name of Registrant as Specified in Charter)



          Delaware                    0-25658                  84-1357927
(State or Other Jurisdiction     (Commission File No.)      (I.R.S. Employer
      of Incorporation)                                    Identification No.)


                  Suite 11.02 Menara Merais, No. 1, Jalan 19/3
                     46300 Petaling Jaya, Selangor, Malaysia
               (Address of Principal Executive Offices) (Zip Code)

     Registrant's telephone number, including area code: 011 (603) 7956 7026

                                 Not Applicable
          (Former name or former address, if changed since last report)


Item 5.  Other Events and Regulation FD Disclosure.

On December 3, 2003, Digital Broadband Networks, Inc. ("DBNI") and Amove Resources Sdn Bhd ("ARSB") executed a Joint Venture Agreement to implement secured shipping services. Pursuant to the Agreement, DBNI will hold 51% equity in the newly incorporated joint venture company.

Additionally, DBNI has been granted an option to purchase 51% equity interest in ARSB for approximately $550,000. This option shall be exercised by DBNI on or before January 31, 2004.

A copy of the press release is attached to this Current Report on Form 8-K as
Exhibit 99.1 and incorporated by reference herein. The press release filed as an exhibit to this report includes "safe harbor" language pursuant to the Private Securities Litigation Reform Act of 1995, as amended, indicating that certain statements about the Company's business and other matters contained in the press release are "forward-looking" rather than "historic".

Item 7.  Financial Statements and Exhibits

         (c)    Exhibits

                  99.1    Press release dated December 4, 2003






                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            DIGITAL BROADBAND NETWORKS, INC.
                                                     (Registrant)




Date: December 4, 2003              By: /s/ Patrick Soon-Hock Lim
                                        ----------------------------------------
                                            Patrick Soon-Hock Lim
                                            Chairman and Chief Executive Officer



                                  EXHIBIT INDEX


The following exhibits are filed as part of this report:


Exhibit No.              Description

  99.1                   Press release dated December 4, 2003